OLD REPUBLIC INTERNATIONAL CORPORATION
Annual Meeting of Shareholders
Friday, May 26, 2017
3:00 p.m., Chicago Time

Offices of Old Republic International Corporation
22nd Floor Conference Center
307 North Michigan Avenue
Chicago, Illinois 60601

Important Notice Regarding the Availablility of Proxy Materials for the Annual Meeting:
The Annual Report and Proxy Statement is available at www. proxyvote.com.

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 OLD REPUBLIC INTERNATIONAL CORPORATION
307 North Michigan Avenue
Chicago, Illinois 60601

This proxy is solicited by the Board of Directors for use at the
Annual Meeting on May 26, 2017

The undersigned hereby appoints KARL W. MUELLER, JOHN R. HEITKAMP, JR. and  A.C. ZUCARO or any one of them (with full  power of substitution in each) the proxy or proxies of the undersigned to vote, as designated below, all shares of Old Republic International Corporation Common Stock that the undersigned is entitled to vote at the annual meeting of the shareholders to be held in the 22nd Floor Conference Center at the offices of Old Republic International Corporation, 307 North Michigan Avenue, Chicago, Illinois 60601, on  May 26, 2017, at 3:00 P.M., Chicago Time (CT), or at any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted in accordance with the recommendation of the Board of Directors FOR proposals 1, 2, 3, 4 and AGAINST proposal 5, and in the the proxy's discretion upon such other business as may properly come before the meeting or any adjournment thereof.

Continued and to be signed on reverse side

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. (EDT) on May 25, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

OLD REPUBLIC INTERNATIONAL CORP. 307 N. MICHIGAN AVENUE CHICAGO, IL 60601-5382 ATTN: WILLIAM J. DASSO
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. (EDT) on May 25, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
             KEEP THIS PORTION FOR YOUR RECORDS
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          DETACH AND RETURN THIS PORTION ONLY

THIS  PROXY  CARD  IS  VALID  ONLY  WHEN  SIGNED  AND  DATED.

                       For                      Withhold                For All    To withhold authority to vote for any
                       All                             All                      Except                individual nominee(s), mark "For All
                                             Except" and write the number(s) of the
The Board of Directors recommends that you vote                                nominee(s) on the line below.
FOR the following:
                                          _____________________________
1.    Election of Directors                                                            ☐            ☐      ☐

               Nominees

01  James C. Hellauer          02  Arnold L. Steiner          03  Fredricka Taubitz          04 Aldo C. Zucaro

The Board of Directors recommends you vote FOR proposals 2 and 3.                                                                                           For                   Against                 Abstain

2.    To ratify the selection of KPMG LLP as the company's auditors for 2017                                                                           ☐                         ☐                           ☐

3.            Advisory vote to approve executive compensation                                                                                                                ☐                         ☐                           ☐

The Board of Directors recommends you vote 1 YEAR on the following proposals:                                         1 year               2 years               3 years                 Abstain

4.    To recommend, by non-binding vote, the frequency of executive compensation votes.                       ☐                       ☐                         ☐                           ☐

The Board of Directors recommends you vote AGAINST the following proposal.                                                                         For                   Against                 Abstain

5.            To vote on the shareholder proposal listed in the Company's Proxy Statement, if properly submitted                          ☐                        ☐                           ☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.
Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

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Signature (PLEASE SIGN WITHIN BOX)      Date              Signature (Joint Owners)                                      Date